Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Supplement dated September 1, 2026
to the Summary Prospectus
dated November 12, 2025
Manzil Russell Halal USA Broad Market ETF (MNZL)
(the “Fund”)

Effective immediately, Khurram Agha is removed as portfolio manager for the Fund. Effective immediately, Mustafa Elkalza, Chief Compliance Officer, serves as portfolio manager for the Fund. All references to Mr. Agha in the Fund’s Summary Prospectus should be disregarded.

Please retain this Supplement for future reference.

Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Supplement dated September 1, 2026
to the Prospectus and Statement of Additional Information,
each dated November 12, 2025
Manzil Russell Halal USA Broad Market ETF (MNZL)
(the “Fund”)

Effective immediately, Khurram Agha is removed as portfolio manager for the Fund. Effective immediately, Mustafa Elkalza, Chief Compliance Officer, serves as portfolio manager for the Fund. All references to Mr. Agha in the Fund’s Prospectus should be disregarded.
The following replaces the “Portfolio Manager” subsection of the Fund’s Prospectus:
Mustafa Elkalza is the portfolio manager and the person primarily responsible for the day-to-day management of the Fund. Mr. Elkalza has served as portfolio manager of the Fund as of September 2026.
The following supplements the “Portfolio Manager” subsection of the “Fund Management” section of the Fund’s Prospectus:
Mustafa Elkalza is the Chief Compliance Officer for Manzil Investment Advisors, LLC, where he oversees the Fund’s portfolio management. He has 15+ years of experience leading finance, accounting, operations, and regulatory-compliance functions across several Canadian organizations. At Murabaha Inc. he is responsible for the group’s finances, audits, financial compliance, and banking, and he serves as a Director and Chief Financial Officer of the Manzil Mortgage Fund, a pooled mortgage investment fund, where he has helped oversee the fund’s financial management, governance, and reporting. As Chief Compliance Officer, he oversees the firm’s compliance program for its U.S. registered-adviser activities. Mr. Elkalza is a CPA and holds a B.Com (Accounting) from Toronto Metropolitan University (formerly Ryerson).
The following supplements the “Investment Sub-Adviser” subsection of the “Investment Management and Other Services” section of the Fund’s SAI:
The following table summarizes the affiliated persons of the Fund that are also affiliated persons of the Sub-Adviser.

NAME	AFFILIATION WITH FUND	AFFILIATION WITH SUB-ADVISER
Mustafa Elkalza	Portfolio Manager	Chief Compliance Officer
The following replaces the references to Khurram Agha in the “Portfolio Manager” section of the Fund’s SAI:
The following information is applicable as of August 18, 2026:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
Mustafa Elkalza
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
As of August 18, 2026, Mr. Elkalza owned $1 - $10,000 shares of the Fund.
Mustafa Elkalza receives a monthly salary for his services. He does not receive any variable compensation and is not paid directly based on the success of the Fund.

Please retain this Supplement for future reference.
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